SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 30, 2001

Swiss Army Brands, Inc.
(Exact Name of Registrant as Specified in Charter)

                                                Delaware                                               0-12823                                                13-2797726
                                    (State or Other Jurisdiction                  (Commission File                    (IRS Employer Identification
                                               of Incorporation)                                Number)                                                          No.)

                            One Research Drive, Shelton, CT                                                                                             06484
                            (Address of Principal Executive Offices)                                                                           (Zip Code)

Registrant's Telephone Number, including Area Code: (203) 929-6391

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.         Other Events

        On July 30, 2001, Swiss Army Brands, Inc., and Victorinox, A.G., announced an agreement with Victorinox A.G. on the formation of Victorinox Swiss Army Watch A.G., a new watch company that will combine the resources of the two firms in the marketing of watches outside the United States, Canada and the Caribbean in order to market and distribute a single unified brand of Victorinox/Swiss Army watches in international markets. Attached as Exhibit 99.1 to this Form 8-K is a press release with respect to the new company.

        The Exhibit to this Form 8-K contains, in addition to historical information, forward-looking statements about the operations of Victorinox Swiss Army Watch A.G., the completion of the transaction, the introduction of the new Victorinox Swiss Army watch brand in Italy and in other countries. The forward-looking statements were prepared on the basis of certain assumptions which relate to the management of Victorinox Swiss Army Watch A.G., the relationship with Victorinox A.G., the time of the introduction and roll-outs of the new brand, the benefits of combining the two operations and management's success in integrating the watch business of the two companies. Even if the assumptions upon which the projections are based prove to be accurate and appropriate, the outcome of this transaction and the business going forward may differ from the expectations stated herein.

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits
Exhibit 2.1	Victorinox Swiss Army Watch, A.G., Agreement, dated July 30, 2001 ***(CORRECTED VERSION)
Exhibit 99.1	Press Release, dated July 30, 2001

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                       SWISS ARMY BRANDS, INC.
                                                                                                                                       (Registrant)

Dated: July 30, 2001                                                                                                   By: /s/ Thomas M. Lupinski
                                                                                                                                        Name: Thomas M. Lupinski
                                                                                                                                        Title: Senior Vice President, Chief
                                                                                                                                        Financial Officer, Secretary & Treasurer

Exhibit 2.1

SWISS ARMY BRANDS, INC.
ONE RESEARCH DRIVE
SHELTON, CT 06484

July 30, 2001

Mr. Charles Elsener
Victorinox, A.G.
Ch-6438
Ibach-Schwyz, Switzerland

Dear Charles:

                Re:          VICTORINOX-SWISS ARMY WATCH, A.G.

                This is the agreement among Swiss Army Brands, Inc. ("SABI"), Victorinox, A.G. ("Victorinox") and Victorinox-Swiss Army Brands, A.G., a Swiss corporation in the process of formation ("VISA"). We mutually agree as follows:

1.           VISA will be formed under Swiss law with its office in Ibach where the accounting, customer service and logistics for VISA will be performed.

2.            The Board of VISA will consist of two persons nominated by Victorinox and three persons by SABI. Initially, the Board will be Charles Elsener, Sr.; Charles Elsener, Jr.; Peter Gilson; Sue Rechner; and Dr. Franz Kellerhals. Michel Thievent will attend as a non-voting participant. Peter Gilson will serve as Chairman of the Board.

3.           The "Territory" covered by the arrangement is the entire world other than the "North American Territories" (as defined inthe various agreements between Victorinox and SABI).

4.           Initially, each of SABI and Victorinox will contribute CHF 1,000,000 to VISA, and each will have a continuing 50% equity interest in VISA.

5.           The purpose of VISA will be the product development, production planning, marketing, sales, management and administration, and operations management for all watch sales in the Territory. This agreement does not include the production facilities of Xantia or Victorinox but those facilities will not sell Victorinox/Swiss Army time pieces other than to VISA and SABI.

6.           In addition to the cash contributions of 1,000,000 CHF:

a.            Each of Victorinox and SABI will contribute to VISA its existing inventory of first quality, in-line time pieces plus watch parts located in the Territory. Within 30 days of the transfer of inventory VISA will determine the value of the respective inventory contributions and SABI, or Victorinox, as the case may, be, will promptly make up any shortfall by a further cash contribution to VISA designed to equalize the investment of each partner. Valuation will be calculated at standard cost.

b.            Victorinox will supply, and be reimbursed by VISA for, watch related warehousing and administrative costs.

c.            As President of VISA, Ms. Rechner will be responsible for strategic planning, product development, sales, marketing and operations. She will continue as a SABI employee, and an appropriate portion of her compensation and benefits, now estimated at 33%, will be reimbursed to SABI by VISA. VISA's marketing will be directed by SABI with a marketing coordinator to be located in Biel.

d.            Each of SABI and Victorinox agree that their efforts in the watch business in the Territory will be entirely devoted to VISA and neither will independently sell time pieces under the trademarks "Swiss Army", "Victorinox", the Famous Victorinox Crest or any other mark previously used by them on timepieces in the Territory. Victorinox "Outdoor" watches will be sold by VISA to Victorinox traditional customers for those watches, mainly souvenir shops and similar small establishments in Switzerland and Germany, on Victorinox invoices and by existing Victorinox sales representatives. An appropriate portion of expenses associated with those sales representatives will be reimbursed to Victorinox by VISA, which will receive the revenue on the sales.

e.            SABI currently has built a Product Development team in Biel. Ms. Rechner will, with input from VISA's product development committee, determine on a bi-annual basis that portion of the product development costs that are attributable to VISA and for which SABI will be reimbursed. SABI will also be reimbursed for the portion of marketing expenses attributable to VISA.

7.            Each of Victorinox and SABI (which terms include their respective direct and indirect subsidiaries) hereby grants to VISA royalty-free licenses, or sub-licenses, as the case may be, for time pieces throughout the Territory on all of the trademarks heretofore used by each of them in connection with the sale of time pieces owned or licensed to either of them including but not limited to "Swiss Army"; "Victorinox" and the Famous Victorinox Crest. No representations or warranties are made concerning such trademarks. VISA herby accepts such licenses and, in the case of sublicenses, agrees to be responsible for all obligations of the assigning party to its licensors, and to pay any related royalties to the Swiss Government. The party granting the license for each trademark shall have total control over the quality of all products using that mark. Samples of all time pieces and advertising, packaging and labeling material on which VISA intends to use each such trademark will be made available to the grantor of the respective license or sub-license and will be deemed approved if not disapproved in writing within 30 days after such availability. VISA will defend the trademark and prosecute infringements in the Territory to the extent that it deems appropriate and if it elects not to do so the grantor of the respective license may do so at its expense.

8.            After the first 12 months of VISA's operations, the parties will determine what additional contributions must be made by either SABI or Victorinox based on the Gross Margins created by each partner.

a.            The additional contributions shall be determined as follows:

                i.     VISA will determine its "Gross Margin" (as defined below) for "Swiss Army Time pieces" (time pieces designed by SABI) and its total "Gross Margin" for "Victorinox Time pieces" (time pieces designed by Victorinox) since the inception of sales by VISA. "Gross Margin" means gross sales less cost of goods sold and appropriately allocated overhead.

                ii.     If the Gross Margins are not equal the lower number will be divided into the higher. The result, reduced by 1.00 will be multiplied by CHF 1,000,000 and the party with the lower Gross Margin will promptly pay to VISA in cash the amount resulting from that calculation up to a maximum additional payment of CHF 3,000,000.

b.            Schedule A to this Letter Agreement illustrates the financing process of VISA through the first 12 months of its operation.

c.            The calculation shall be submitted to Victorinox on the one hand and to the SABI "Independent Committee" (as defined below) on the other. If either side disagrees with the determination, Victorinox on the one hand and the Independent Committee on the other can cause the dispute to be submitted to international arbitration in the city of Bern. The arbitration on behalf of SABI shall be directed by the Independent Committee. The "Independent Committee" referred to above presently consists of Messrs. A. Clinton Allen and Robert S. Prather, Jr. If either shall resign or be unable to serve, the Independent Committee will be reconstituted by the election by the SABI Board of Directors of a new member or members who shall not be members of the management of SABI and nor have any substantial business relationships with VISA or Victorinox, such qualifications to be determined by counsel.

9.            Each of SABI and Victorinox will take all steps necessary to cause VISA to sign this agreement promptly upon its official formation and each will cooperate in the preparation, and execution of any necessary documents evidencing or further defining the matters covered above in a manner consistent with this Letter Agreement.

                If this letter meets with understanding of our mutual agreement, would you please so indicate by signing the enclosed copy and returning it to us, at which point this letter will become a formal legal agreement between the signatories.

                                                                                                                                                                      Sincerely,

VICTORINOX, A.G.
By: /s/Charles Elsener

SWISS ARMY BRANDS, INC.
By: /s/Peter W. Gilson

Approved by the Independent Committee
By: /s/A. Clinton Allen
By: /s/Robert S. Prather, Jr

SCHEDULE A TO LETTER AGREEMENT AMONG SABI, VICTORINOX AND VISA

Assumptions:
Example assumes;
Victorinox Inventory Valued at CHF1,000,000
SABI Inventory Valued at CHF 2,000,000
12 Month Gross Margin of SABI Time Pieces CHF 2,000,000
12 Month Gross margin of Victorinox Time Pieces CHF 3,000,000

ACTION	SABI	VICTORINOX
STEP I Initial Cash Infusion	CHF 1,000,000	CHF 1,000,000
STEP II Inventory Contribution	CHF 2,000,000	CHF 1,000,000
STEP III Inventory Equalization	0	CHF 1,000,000 Cash
STEP IV Margin in First 12 Months	2,000,000	CHF 3,000,000

               STEP V    12 Month Equalization     Because Victorinox' gross margin is 1.5 times that's of SABI, SABI contributes an additional CHF 500,000 in cash to VISA.

Exhibit 99.1

FOR IMMEDIATE RELEASE:                                                                                                                  CONTACT:
Monday, July 30, 2001                                                                                                                                Thomas M. Lupinski
                                                                                                                                                                       (203) 944-2314

Swiss Army Brands, Inc. and Victorinox AG to Form New International Watch Company with a Unified Brand and Consolidated Operations

               SHELTON, CONN.    July 30     Swiss Army Brands, Inc. ( Nasdaq:SABI) and Victorinox AG of Ibach, Switzerland jointly announced today an agreement to form Victorinox Swiss Army Watch, AG, a new watch company that will market and distribute a single unified brand of Victorinox/Swiss Army Watches in all international markets outside the United States, Canada and the Caribbean. Swiss Army Brands expects the transaction to be completed by October 2001.

Swiss Army Brands and Victorinox will each contribute an equivalent amount of cash, inventory and their entire watch businesses outside the United States, Canada and the Caribbean to the new company. Distribution and logistics for the new company will be located at Victorinox in Ibach, Switzerland. Sales, marketing and product design and development will be located in Bienne, Switzerland, the current headquarters of Swiss Army Brands Schweiz AG, Swiss Army Brands' existing international watch company.

Victorinox, the majority shareholder of Swiss Army Brands, is the manufacturer of Victorinox® Original Swiss Army™ Knives and is the provider of the Swiss-made knives, multi-tools and cutlery products marketed by Swiss Army Brands in the United States, Canada and the Caribbean. Victorinox and Swiss Army Brands have a business relationship dating back to 1937.

"Victorinox and Swiss Army Brands have a strong and long-standing relationship," said Sue Rechner, president of the new company. "This merger is a natural combination of two watch brands with similar attributes and complementary business strategies. All of the individual strengths of the two watch brands will be combined to form a strong company poised for international growth."

The executive team of Victorinox Swiss Army Watch will consist of a group of watch industry veterans. In addition to Ms. Rechner, Cheri McKenzie, vice president of global marketing for Swiss Army Brands, will be responsible for marketing, Jean-Marc Guillod, currently with Swiss Army Brands Schweiz and David Feuter, currently with Victorinox, will direct international sales. Michel Thievent, president of Xantia S.A., a company owned by Swiss Army Brands and Victorinox and the manufacturer of Swiss Army Brand watches, will lead the manufacturing efforts.

Victorinox Swiss Army Watch expects to initiate its introduction of the new Victorinox/Swiss Army brand in Italy in October of this year. Brand roll-outs are scheduled to occur shortly thereafter in other international markets where one or both of the companies currently do business.

Swiss Army Brands, Inc. is the exclusive United States, Canadian, and Caribbean marketer of Victorinox® Original Swiss Army Knives™, multi-tools and SwissCards™. In addition to its line of Swiss Army Brand® Watches, Sunglasses and Writing Instruments, the Company also markets Bear MGC™ knives and multi-tools as well as cutlery under the R. H. Forschner® brand. The Company sublicenses the famous Victorinox Crest and the Victorinox trademark to select quality manufacturers for Victorinox® Travel Gear and Victorinox® Apparel. The Company web site is located at www.swissarmy.com.

Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995 This release contains, in addition to historical information, forward-looking statements about the operations of Victorinox Swiss Army Watch AG, the completion of the transaction, the introduction of the new Victorinox Swiss Army watch brand in Italy and in other countries . The forward-looking statements were prepared on the basis of certain assumptions which relate to the management of Victorinox Swiss Army Watch, the relationship with Victorinox AG, the time of the introduction and roll-outs of the new brand, the benefits of combining the two operations and management's success in integrating the watch business of the two companies. Even if the assumptions upon which the projections are based prove to be accurate and appropriate, the outcome of this transaction and the business going forward may differ from the expectations stated herein.